EXHIBIT 32.1
TWEETER HOME ENTERTAINMENT GROUP, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph G. McGuire, President and Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph G. McGuire

Joseph G. McGuire
President and Chief Executive Officer and acting Chief Financial Officer
Date: May 9, 2006